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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 30, 2005

                        Financial Asset Securities Corp.
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             (Exact name of registrant as specified in its charter)

           Delaware                  333-121661-01             06-1442101
 ----------------------------       ---------------      ----------------------
 (State or Other Jurisdiction         (Commission          (I.R.S. Employer
       of Incorporation)              File Number        Identification Number)

                  600 Steamboat Road
                Greenwich, Connecticut                          06830
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       (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code:  (203) 625-2700

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events

Description of the Mortgage Pool

         Financial Asset Securities Corp. (the "Registrant") plans a series of certificates, entitled GreenPoint Mortgage Funding Trust 2005-HE4, Asset-Backed Certificates, Series 2005-HE4 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of September 1, 2005, among the Registrant as depositor, GMAC Mortgage Corporation as servicer and Deutsche Bank National Trust Company, as trustee. The Certificates to be designated as the Series 2005-HE4 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien and second lien adjustable-rate and fixed-rate residential home equity revolving credit line loan agreements (the "Mortgage Loans").

Computational Materials

         Greenwich Capital Markets, Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

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                                       -4-

Item 9.01  Financial Statements and Exhibits

           (a)  Not applicable

           (b)  Not applicable

           (c)  Exhibits

       Exhibit No.                         Description
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         99.1       Computational Materials (as defined in Item 5) that have
                    been provided by Greenwich Capital Markets, Inc. to certain prospective purchasers of GreenPoint Mortgage Funding Trust 2005-HE4, Asset-Backed Certificates, Series 2005-HE4.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 30, 2005

                                              FINANCIAL ASSET SECURITIES CORP.

                                              By:  /s/ Frank Skibo
                                                 ------------------------------
                                              Name: Frank Skibo
                                              Title: Managing Director

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                                Index to Exhibits

                                                                    Sequentially
Exhibit No.                           Description                  Numbered Page
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  99.1       Computational Materials (as defined in Item 5) that         P
             have been provided by Greenwich Capital Markets, Inc. to certain prospective purchasers of GreenPoint Mortgage Funding Trust 2005-HE4,
             Asset-Backed Certificates, Series 2005-HE4.